www.matw.com | Nasdaq: MATW Second Quarter Fiscal 2021 Earnings Teleconference April 30, 2021 Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer

© 2021 Matthews International Corporation. All Rights Reserved. DISCLAIMER 2 Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward- looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in the cost of materials used in the manufacture of the Company's products, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions, cybersecurity concerns, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, such as coronavirus disease 2019 ("COVID-19") or other disruptions to our industries, customers or supply chains, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission (“SEC”). Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock- based compensation, the non-service portion of pension and postretirement expense, acquisition costs, ERP integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and ERP integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented net debt and believes that this measure provides relevant and useful information, which is widely used by analysts and investors as well as by our management. This measure provide management with insight on the indebtedness of the Company, net of cash and cash equivalents. This measure allows management, as well as analysts and investors, to assess the Company’s leverage.

FINANCIAL OVERVIEW

© 2021 Matthews International Corporation. All Rights Reserved. Q2 2021 SUMMARY * See supplemental slides for Adjusted EPS and Adjusted EBITDA reconciliations, and other important disclaimers regarding Matthews’ use of Non-GAAP measures 4 Q2 2020 Q2 2021 Sales $ 374.8 $ 417.2 Gross Margin 33.3% 33.8 % Diluted (L)EPS $ (2.77) $ 0.16 Non-GAAP Adjusted EPS* $ 0.63 $ 0.89 Net (Loss) Income Attributable to Matthews $ (86.4) $ 5.0 Adjusted EBITDA* $ 49.4 $ 60.9 ($ in millions except per-share amounts) Q2 YTD YTD 2020 YTD 2021 Sales $ 739.7 $ 803.8 Gross Margin 32.5% 33.2 % Diluted (L)EPS $ (3.11) $ 0.10 Non-GAAP Adjusted EPS* $ 1.10 $ 1.57 Net (Loss) Income Attributable to Matthews $ (96.8) $ 3.2 Adjusted EBITDA* $ 89.6 $ 115.7 Highlights Sales • New Company record for quarterly sales • Memorialization sales increased • Continued COVID-19 impacts across the company GAAP EPS • Accelerated intangible amortization in the SGK segment • Charges related to the Company's cost-reduction programs and COVID-19 costs Adjusted EPS • Benefited from higher Adjusted EBITDA • Lower interest expense Adjusted EBITDA • Impact of higher consolidated sales • Realized savings from the Company's cost-reduction program and lower travel-related expenses Operating Cash Flows • Strong operating cash flow due to continued emphasis on cash generation

© 2021 Matthews International Corporation. All Rights Reserved. MEMORIALIZATION * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures 5 23.0% 21.1% $161.8 $205.5 Q2 FY2020 Q2 FY2021 $316.2 $388.7 FY2020 FY2021 $35.2 $51.6 Q2 FY2020 Q2 FY2021 $65.3 $95.7 FY2020 FY2021 21.7% 25.1% 20.6% 24.6% ($ in millions) Q2 Sales Q2 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin* Sales • Significant increase in casket sales due to continued COVID-19 impacts • Higher cremation equipment sales • Cemetery memorial products and mausoleum sales also increased Adjusted EBITDA • Continued higher sales drove Adjusted EBITDA growth • Benefits of productivity initiatives and lower travel-related expenses • Partially offset by higher material costs and increases in performance-based compensation expenses ◦ Bronze, steel and lumber material costs continue to rise and expected to impact the balance of the year

SGK BRAND SOLUTIONS

($ in millions)


Q2 Sales
$172.9
$171.0
Q2 FY2020
Q2 FY2021


YTD Sales
$347.7
$339.2
FY2020
FY2021


Q2 Adjusted EBITDA & Margin*
$22.2
12.9%
$20.8
12.2%
Q2 FY2020
Q2 FY2021


YTD Adjusted EBITDA & Margin*
$41.0
11.8%
$42.2
12.4%
FY2020
FY2021

Sales

- Lower retail-based sales due to COVID-19
- Partially offset by higher purpose-built engineered product sales
- Favorable currency impacts of $7.1 million for the current quarter and $10.4 million year-to-date

Adjusted EBITDA

- Favorable impact of realized savings from the Company's cost-reduction programs
- Benefits from lower travel-related expenses
- Partially offset by the impacts of lower segment sales and unfavorable productivity challenges due to COVID-19

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews' use of Non-GAAP measures*

Matthews INTERNATIONAL
© 2021 Matthews International Corporation. All Rights Reserved.
6

© 2021 Matthews International Corporation. All Rights Reserved. INDUSTRIAL TECHNOLOGIES * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures 7 15.5% 12.4% 15.6%10.3% ($ in millions) $40.1 $40.7 Q2 FY2020 Q2 FY2021 $75.8 $75.9 FY2020 FY2021 $6.2 $5.8 Q2 FY2020 Q2 FY2021 $10.5 $9.3 FY2020 FY2021 15.5% 14.3% 13.9% 12.3% Q2 Sales Q2 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin* Sales • Higher warehouse automation sales in Q2 • Lower product identification sales • Warehouse automation continues to be impacted by customer delays • Strong warehouse automation order rates continue to grow • Recent uptick in product identification order rates Adjusted EBITDA • Impact of lower product identification sales, increased performance-based compensation expense, and higher product development costs • Partially offset by the benefits of the Company's cost-reduction program and lower travel-related expenses

© 2021 Matthews International Corporation. All Rights Reserved. • Strong operating results and continued working capital management generated significant increase in operating cash flow • Debt reduction of $42.1 million for the second quarter • Last twelve months total debt reduction of $183.3 million • Net leverage ratio reduced to 3.2 as of March 31, 2021 • Quarterly dividend of $0.215/share, payable 5/24/2021 CAPITALIZATION AND CASH FLOWS 8 * See supplemental slide for Net Debt reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures Note: Dark gray shades on the left represent Total Debt. Total Debt and Net Debt* $834.5 $824.6 $782.5$793.2 $783.5 $735.5 09/30/20 12/31/20 03/31/21 ($ in millions) Cash $41.3 $41.2 $47.0 9/30/20 12/31/20 03/31/21 Operating Cash Flow $66.0 $92.2 YTD FY2020 YTD FY2021

BUSINESS OVERVIEW

© 2021 Matthews International Corporation. All Rights Reserved. 10 BUSINESS UPDATE SGK BRAND SOLUTIONS MEMORIALIZATION INDUSTRIAL TECHNOLOGIES • Casket sales growth • Higher cremation equipment, cemetery memorial product and mausoleum sales • Higher direct material costs for the balance of the fiscal year • Global retail-related businesses slower primarily due to COVID-19 • Increased energy storage orders • Higher tobacco-related packaging sales • Strong warehouse automation orders continue • Recent increase in product identification orders

© 2021 Matthews International Corporation. All Rights Reserved. Key Drivers • Continued uncertainty in current COVID-19 economic environment • Decline in casket sales expected as pandemic subsides • Higher direct material costs (bronze, steel and lumber) expected to impact the remainder of fiscal 2021 • Orders continue to build in warehouse and energy storage • Retail-based businesses expected to return • Continued focus on the Company's cost-reduction programs • Operating cash flow generation / further debt reduction remain a priority OUTLOOK FOR FISCAL 2021 11

SUPPLEMENTAL INFORMATION

© 2021 Matthews International Corporation. All Rights Reserved. 13 Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited) (In thousands)

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Net income (loss)	**$ 5,152**	**$ (86,595)**	**$ 3,160**	**$ (96,901)**
Income tax provision (benefit)	972	(11,066)	4,952	(16,463)
Income (loss) before income taxes	**$ 6,124**	**$ (97,661)**	**8,112**	**(113,364)**
Net (income) loss attributable to noncontrolling interests	(163)	231	71	71
Interest expense	7,233	9,613	14,961	18,853
Depreciation and amortization *	35,179	29,317	62,530	58,250
Acquisition related items [(1)**]	(702)	742	(360)	2,221
ERP integration costs [(2)**]	216	750	359	1,415
Strategic initiatives and other charges: [(3)**]				
Workforce reductions and related costs	1,792	1,387	8,818	3,649
Other cost-reduction initiatives	3,787	7,750	7,468	16,208
Non-recurring / incremental coronavirus disease 2019 ("COVID-19") costs [(4)]	1,572	663	2,696	663
Goodwill write-down [(5)]	—	90,408	—	90,408
Joint Venture depreciation, amortization, interest expense and other charges [(6)]	—	1,462	—	2,259
Stock-based compensation	4,001	2,508	7,247	4,539
Non-service pension and postretirement expense [(7)]	1,901	2,227	3,801	4,455
Total Adjusted EBITDA	**$ 60,940**	**$ 49,397**	**$ 115,703**	**$ 89,627**
Adjusted EBITDA margin	*14.6 %*	*13.2 %*	*14.4 %*	*12.1 %*

(1) Includes certain non-recurring items associated with recent acquisition activities.

(2) Represents costs associated with global ERP system integration efforts.

(3) Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(4) Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

(5) Represents the goodwill write-down for two reporting units within the SGK Brand Solutions segment.

(6) Represents the Company's portion of depreciation, intangible amortization, interest expense, and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

(7) Non-service pension and postretirement expense includes interest cost, expected return on plan assets and amortization of actuarial gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

** Depreciation and amortization was $26,740 and $21,785 for the SGK Brand Solutions segment, $5,709 and $4,839 for the Memorialization segment, $1,401 and $1,428 for the Industrial Technologies segment, and $1,329 and $1,265 for Corporate and Non-Operating, for the three months ended March 31, 2021 and 2020, respectively. Depreciation and amortization was $45,887 and $43,441 for the SGK Brand Solutions segment, $11,178 and $9,475 for the Memorialization segment, $2,842 and $2,870 for the Industrial Technologies segment, and $2,623 and $2,464 for Corporate and Non-Operating, for the six months ended March 31, 2021 and 2020, respectively.*

*** Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $2,991 and $3,818 for the SGK Brand Solutions segment, income of $335 and charges of $730 for the Memorialization segment, and charges of $2,437 and $5,813 for Corporate and Non-Operating, for the three months ended March 31, 2021 and 2020, respectively. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $268 for the Industrial Technologies segment, for the three months ended March 31, 2020. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $10,346 and $7,264 for the SGK Brand Solutions segment, $795 and $1,057 for the Memorialization segment, and $5,144 and $14,904 for Corporate and Non-Operating, for the six months ended March 31, 2021 and 2020, respectively. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $268 for the Industrial Technologies segment, for the six months ended March 31, 2020.*

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted EBITDA.*

Matthews INTERNATIONAL
© 2021 Matthews International Corporation. All Rights Reserved.
14

ADJUSTED NET INCOME AND EARNINGS PER SHARE

NON-GAAP RECONCILIATION (Unaudited) (In thousands, except per share data)

	Three Months Ended March 31,				Six Months Ended March 31,			
	2021		2020		2021		2020	
		per share		per share		per share		per share
Net income (loss) attributable to Matthews	**$ 4,989**	**$ 0.16**	**$ (86,364)**	**$ (2.77)**	**$ 3,231**	**$ 0.10**	**$ (96,830)**	**$ (3.11)**
Acquisition related items [1]	(520)	(0.02)	558	0.01	(267)	(0.01)	1,667	0.05
ERP integration costs [2]	160	0.01	562	0.01	266	0.01	1,061	0.03
Strategic initiatives and other charges: [3]								
Workforce reductions and related costs	1,646	0.05	1,041	0.04	8,381	0.26	2,737	0.09
Other cost-reduction initiatives	2,986	0.09	5,946	0.19	5,736	0.18	12,290	0.40
Non-recurring / incremental COVID-19 costs [4]	1,174	0.03	497	0.02	2,047	0.06	497	0.02
Goodwill write-down [5]	—	—	81,861	2.63	—	—	81,861	2.63
Joint Venture amortization and other charges [6]	—	—	667	0.02	—	—	872	0.03
Non-service pension and postretirement expense [7]	1,407	0.05	1,670	0.05	2,813	0.09	3,341	0.10
Amortization	16,968	0.52	13,404	0.43	28,231	0.88	26,861	0.86
Adjusted net income	**$ 28,810**	**$ 0.89**	**$ 19,842**	**$ 0.63**	**$ 50,438**	**$ 1.57**	**$ 34,357**	**$ 1.10**

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 26% for the three and six months ended March 31, 2021, and 25% for the three and six months ended March 31, 2020.

[1] Includes certain non-recurring items associated with recent acquisition activities.

[2] Represents costs associated with global ERP system integration efforts.

[3] Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

[4] Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

[5] Represents the goodwill write-down for two reporting units within the SGK Brand Solutions segment.

[6] Represents the Company's portion of intangible amortization and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

[7] The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

* *See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS.*

Matthews INTERNATIONAL

© 2021 Matthews International Corporation. All Rights Reserved.

15

© 2021 Matthews International Corporation. All Rights Reserved. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to net debt. 16 March 31, 2021 December 31, 2020 September 30, 2020 Long-term debt, current maturities $ 4,274 $ 26,826 $ 26,824 Long-term debt 778,209 797,805 807,710 Total debt 782,483 824,631 834,534 Less: Cash and cash equivalents (46,980) (41,175) (41,334) Net Debt $ 735,503 $ 783,456 $ 793,200 NET DEBT NON-GAAP RECONCILIATION (Unaudited) (In thousands)